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SIXTH AMENDMENT

TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT

AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 11, 2009, by and among GEOKINETICS INC., a Delaware corporation (“Geokinetics”), GEOKINETICS PROCESSING, INC. (formerly known as GEOPHYSICAL DEVELOPMENT CORPORATION), a Texas corporation (“Processing”), GEOKINETICS USA, INC. (formerly known as QUANTUM GEOPHYSICAL, INC.), a Texas corporation (“USA”), GEOKINETICS EXPLORATION INC., an entity organized under the laws of Canada (“Exploration”), GEOKINETICS INTERNATIONAL HOLDINGS, INC. (formerly known as GRANT GEOPHYSICAL, INC.), a Delaware corporation (“International Holdings”), GEOKINETICS INTERNATIONAL, INC. (formerly known as GRANT GEOPHYSICAL (INT’L), INC.), a Texas corporation (“International”), GEOKINETICS MANAGEMENT, INC. (formerly known as GRANT GEOPHYSICAL CORP.), a Texas corporation (“Management”), GEOKINETICS SERVICES CORP., a Texas corporation (“Geokinetics Services”), and ADVANCED SEISMIC TECHNOLOGY, INC., a Texas corporation (“Advanced Seismic”, and together with Geokinetics, Processing, USA, Exploration, International Holdings, International, Management and Geokinetics Services, each a “Borrower” and collectively, the “Borrowers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC, as agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

WHEREAS, Borrowers, Agent and Lenders are parties to a Second Amended and Restated Revolving Credit and Security Agreement, dated as of May 25, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

WHEREAS, Borrowers have requested that the Lenders amend the Loan Agreement as provided herein, subject to the terms and conditions set forth herein;

WHEREAS, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Loan Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

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2. Amendments to Section 1.2.  Effective as of the date hereof, the following definitions set forth in Section 1.2 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“  ‘Alternate Base Rate’ shall mean, for any day, a rate per annum equal to the highest of (i) the Base Rate in effect on such day and (ii) the Federal Funds Open Rate in effect on such day plus 1/2 of 1% and (iii) the Daily LIBOR Rate plus one percent (1%).

For the purposes of this definition, “Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any eurocurrency funding by banks on such day.  “Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one-month period as published in another publication determined by the Agent).”

“ ‘Senior Debt Payments” shall mean and include all cash actually expended by any Borrower to make (a) interest payments on any Advances hereunder, plus (b) payments for all fees, commissions and charges set forth herein and with respect to any Advances, plus (c) capitalized lease payments, plus (d) payments with respect to any other Indebtedness for borrowed money.”

“ ‘Undrawn Availability Event” shall mean such time as Undrawn Availability falls below $7,000,000 at any reporting date under this Agreement.”

3. Amendment to Section 2.1.  Effective as of the date hereof, Section 2.1(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)   up to the amount equal to the lesser of:

(A)            80% of the Net Orderly Liquidation Value of Eligible Equipment that has been appraised pursuant to the most recent appraisal (whether initiated by Agent or requested by Borrowers pursuant to Section 9.19) acceptable to Agent (less any Eligible Equipment that has been sold), or

(B)           (I) $55,000,000 minus (II) the amount equal to $916,667 multiplied by the number of calendar months ended, beginning June 30, 2009, (the “Equipment Cap Reduction”) (the remainder of (I) minus (II), the “Equipment Advance Rate” and together with the Domestic Advance Rate and the Foreign Advance Rate, the “Advance Rates”), minus”

4. Amendment to Section 7.5.  Effective as of the date hereof, Section 7.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

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“7.5. Loans.  Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory or services in the Ordinary Course of Business (b) loans to its employees in the Ordinary Course of Business not to exceed the aggregate amount of $100,000 at any time outstanding, (c) loans to other Borrowers provided that (1) such loans shall be evidenced by a demand note (collectively, the “Intercompany Notes”), which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the applicable Pledge Agreement as additional collateral security for the Obligations; (2) Borrowers shall record all intercompany transactions on their Books and Records in a manner reasonably satisfactory to Agent; (3) the obligations of any Borrower under any such Intercompany Notes shall be subordinated to the Obligations of Borrowers hereunder in a manner reasonably satisfactory to Agent; (4) at the time any such intercompany loan or advance is made by a Borrower to any other Borrower and after giving effect thereto, such Borrowers shall be solvent and (5) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan and (d) loans to Foreign Subsidiaries provided that (1) such loans shall be evidenced by  Intercompany Notes, which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the applicable Pledge Agreement as additional collateral security for the Obligations; (2) Borrowers shall record all intercompany transactions on their Books and Records in a manner reasonably satisfactory to Agent; (3) the obligations of any Borrower under any such Intercompany Notes shall be subordinated to the Obligations of Borrowers hereunder in a manner reasonably satisfactory to Agent; (4) at the time any such intercompany loan or advance is made by a Borrower to any Foreign Subsidiary and after giving effect thereto, such Borrowers shall be solvent; (5) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan; and (6) no Undrawn Availability Event has occurred or would result from such proposed intercompany loan; provided, further, however, if an Undrawn Availability Event has occurred, Agent, in its sole discretion, may permit Borrowers to make loans to Foreign Subsidiaries pursuant to subclause (d) of this Section 7.5 provided that (x) after giving effect to any such loan, net advances to Foreign Subsidiaries are positive (i.e., the total amount of all advances made by Borrowers to Foreign Subsidiaries is less than the amount of funds paid or transferred by Foreign Subsidiaries to Borrowers) and (y) Agent has received from Borrowers a cash flow forecast in form and substance satisfactory to Agent in its sole discretion and Agent has notified Borrowers after reviewing such cash flow forecast that Borrowers may make such loans to Foreign Subsidiaries.  Notwithstanding the foregoing, with respect to intercompany loans made to Foreign Subsidiaries pursuant to clause (d) of this Section 7.5 that are existing on the Fourth Amendment Effective Date, the Intercompany Notes evidencing such intercompany loans shall not be required to be delivered to Agent until the earlier of (x) the date upon which any such Intercompany Notes are executed or (y) the 90th day following the Fourth Amendment Effective Date unless such 90 day period is extended by the Agent in its sole discretion.

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5. Amendment to Section 7.7.  Effective as of the date hereof, Section 7.7 of the Loan Agreement is hereby amended by replacing “$6,000,000” with “$7,000,000” in such section.

6. Amendment to Section 7.17.  Effective as of the date hereof, Section 7.17 of the Loan Agreement is hereby amended by replacing “$6,000,000” with “$7,000,000” in such section.

7. Amendment to Section 9.10.  Effective as of the date hereof, Section 9.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“ 9.10. Borrowing Base Certificate.  Deliver to Agent on or before the last Business Day of (i) each month, calculated as of the last day of the prior month, a Borrowing Base Certificate in form and substance satisfactory to Agent (which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement), including reporting of sales, collection, credits, Equipment purchases (including invoices for such Equipment) based on hard costs, Equipment sales (including a reference to the appraised Net Orderly Liquidation Value and sales price), the Cash Balance (as evidenced by documentation satisfactory to Agent in its sole discretion for such prior month), a calculation of Undrawn Availability and information under Section 9.2 requested by Agent and (ii) each week, if an Undrawn Availability Event has occurred, a Borrowing Base Certificate in form and substance satisfactory to Agent (which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement), including reporting of sales, collection, credits, Equipment purchases (including invoices for such Equipment) based on hard costs, Equipment sales (including a reference to the appraised Net Orderly Liquidation Value and sales price) and information under Section 9.2 requested by Agent.”

8. Conditions of Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:

(a) The Agent shall have received the following documents or items, each in form and substance satisfactory to the Agent and its legal counsel:

(1) this Amendment, duly executed by each Borrower; and

(2) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) The representations and warranties contained herein and in the Loan Agreement and the Other Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

(c) Each document (including any Uniform Commercial Code financing statement) required by the Loan Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required  or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

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(d) No Default or Event of Default shall have occurred and be continuing or shall be in existence after giving effect to this Amendment;

(e) All fees and expenses due and owing by Borrowers to Agent shall have been paid in full; and

(f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

9. No Consent.   Nothing contained herein shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Documents, this Amendment, or of any other contract or instrument between the Borrowers, Lenders and Agent, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by the Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Documents, this Amendment and any other contract or instrument among the Borrowers, Lenders and Agent.

10. Representations and Warranties.  Each Borrower hereby represents and warrants to Agent and Lenders as of the date of this Amendment as follows:  (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Loan Agreement and all Other Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Loan Agreement or any of the Other Documents executed and/or delivered in connection herewith by or against it; (D) this Amendment, the Loan Agreement and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Loan Agreement and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) after giving effect to this Amendment, it is not in default under the Loan Agreement or any of the Other Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Loan Agreement and the Other Documents are true and correct in all material respects as of the date hereof as if then made, except for such representations and warranties limited by their terms to a specific date.

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11. Effect on the Agreement.  Except as specifically amended, consented and/or waived hereby, the Loan Agreement and the Other Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Loan Agreement or any Other Document or any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement or any Other Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Loan Agreement, the Other Documents, at law or otherwise.  All references to the Loan Agreement shall be deemed to mean the Loan Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Loan Agreement and/or the Other Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and the Other Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any Other Document to the “Loan Agreement” or “Credit Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

12. Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws principles thereto that would call for the application of the laws of another jurisdiction.

13. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

14. Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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15. Release.  EACH OF THE BORROWERS HEREBY ACKNOWLEDGES THAT THE BORROWERS’ PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER.  THE BORROWERS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signatures follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION,

as Agent and as a Lender

By:

Name:

Title:

LASALLE BUSINESS CREDIT, LLC,

as a Lender

By:

Name:

Title:

WELLS FARGO FOOTHILL, INC.,

as a Lender

By:

Name:

Title:

SIEMENS FINANCIAL SERVICES, INC.,

as a Lender

By:

Name:

Title:

By:

Name:

Title:

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ACKNOWLEDGED AND AGREED:

GEOKINETICS INC.,

as Borrowing Agent and as a Borrower

By:

     Chin Yu

    Vice President

GEOKINETICS PROCESSING, INC.,

as a Borrower

By:

     Chin Yu

     Vice President

GEOKINETICS USA, INC.,

as a Borrower

By:

     Chin Yu

     Vice President

GEOKINETICS EXPLORATION INC.,

as a Borrower

By:

     Chin Yu

     Vice President

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GEOKINETICS INTERNATIONAL HOLDINGS, INC.,

as a Borrower

By:

     Chin Yu

     Vice President

GEOKINETICS INTERNATIONAL, INC.,

as a Borrower

By:

     Chin Yu

     Vice President

GEOKINETICS MANAGEMENT, INC.,

as a Borrower

By:

     Chin Yu

     Vice President

ADVANCED SEISMIC TECHNOLOGY, INC.,

as a Borrower

By:

     Chin Yu

     Vice President

GEOKINETICS SERVICES CORP.,

as a Borrower

By:

     Chin Yu

     Vice President

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Addresses for Notices:

1500 City West Blvd.
Suite 800
Houston, Texas 77042
Attention: Chin Yu
Telephone:  (281) 848-6829
Fax: (713) 850-7330

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